Exhibit 99.2



                                LEHMAN BROTHERS

                                  Transaction

Date:   9 March, 2006

To:     Countrywide Home Loans, Inc.
        Attention:  Documentation Unit

From:   Lehman Brothers Special Financing Inc.
        Mandy Lee - Confirmations Group
        Facsimile:  (+1) 648-885-9551 (United States of America)
        Phone:  212-526-9257

Ref. Numbers: Risk ID: 1143805L, 1143803L / Effort ID: N863730 /
     Global Deal ID: 2423603, 2423623

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Dear Sir or Madam:


The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") and entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.



                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

  Trade Date:                                02 March, 2006

  Effective Date:                            17 March, 2006

  Termination Date:                          25 February, 2011

                                             For purposes of the final
                                             Calculation Period on the Floating
                                             Amounts, Termination Date will be
                                             subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention, and for
                                             purposes of the final Calculation
                                             Period on the Fixed Amounts,
                                             Termination Date will be subject
                                             to No Adjustment.

  Notional Amount:                           With respect to each Calculation
                                             Period, the lesser of (i) the
                                             Notional Amount as set forth in
                                             Appendix A attached hereto and
                                             (ii) the aggregate Principal
                                             Balance of the Reference Assets on
                                             or about the 15th calendar day of
                                             each month, commencing in the
                                             month of March 2006.

  Referenced Assets:                         CWABS Trust Series 2006-4 Class
                                             1-A-1 (Cusip: 126670WQ7), Class 1-
                                             A-1M (Cusip: 126670WR5), Class 2-A-
                                             1 (Cusip: 126670WS3), Class 2-A-2
                                             (Cusip: 126670WT1), Class 2-A-3
                                             (Cusip: 126670WU8), Class M-1
                                             (Cusip: 126670WV6), Class M-2
                                             (Cusip: 126670WW4), Class M-3
                                             (Cusip: 126670WX2), Class M-4
                                             (Cusip: 126670WY0), Class M-5
                                             (Cusip: 126670WZ7), Class M-6
                                             (Cusip: 126670XA1), Class M-7
                                             (Cusip: 126670XB9), Class M-8
                                             (Cusip: 126670XC7), Class B
                                             (Cusip: 126670XD5).

  Principal Balance:                         As reported on Bloomberg Financial
                                             Services, Inc. ("Bloomberg"):
                                             by entering the Cusip [Mtge], type
                                             "pdi4", [go]. If Bloomberg fails
                                             to publish the aggregate Principal
                                             Balance of the Referenced Assets
                                             of the parties fail to agree on
                                             the aggregate Principal Balance
                                             of the Referenced Assets for any
                                             Calculation Period, the aggregate
                                             Principal Balance of the
                                             Referenced Assets shall be
                                             determined by the Calculation
                                             Agent pursuant to the Pooling and
                                             Servicing Agreement dated as of
                                             01 February, 2006 among CWABS,
                                             Inc. as depositor, Park Monaco
                                             Inc., as a seller, Park Sienna
                                             LLC, as a seller, Countrywide
                                             Home Loans, Inc. as a seller,
                                             Countrywide Home Loans Servicing
                                             LP, as Master Servicer, and The
                                             Bank of New York, as trustee.

Floating Amounts:

  Floating Amount Payer:                     Party A


                Risk ID: 1143805L, 1143803L / Effort ID: 863730 /
                       Global Deal ID: 2423603, 2423623

                                  Page 2 of 6

  Floating Amount Payer Period End Dates:    The 25th calendar day of each
                                             month, from and including 25 March,
                                             2006 to and including the
                                             Termination Date, subject to
                                             adjustment in accordance with the
                                             Following Business Day Convention.

  Floating Amount Payer Payment Dates"       One (1) Business Days prior to each
                                             Floating Amount Payer Period End
                                             Date.

  Floating Rate Option:                      USD-LIBOR-BBA

  Designated Maturity:                       1 month

  Spread:                                    Inapplicable

  Floating Rate Day Count Fraction:          Actual/360

  Reset Dates:                               The first day of each Calculation
                                             Period

Fixed Amounts:

  Fixed Amount Payer:                        Party B

  Fixed Amount Payer Period End Dates:       The 25th calendar day of each
                                             month, from and including 25
                                             March, 2006 to and including the
                                             Termination Date, with No
                                             Adjustment of Period End Date.

  Fixed Amount Payer Payment Dates:          The 25th calendar day of each
                                             month, from and including 25
                                             March, 2006 to and including the
                                             Termination Date, subject to
                                             adjustment in accordance with
                                             the Following Business Day
                                             Convention.

  Fixed Rate:                                5.07% per annum

  Fixed Rate Day Count Fraction:             30/360

Business Days:                               New York

Additional Payments:                         Party B Shall pay Party A the sum
                                             of USD 1,600,000 on the Effective
                                             Date subject to adjustment in
                                             accordance with the Following
                                             Business Day Convention.

Additional Provisions:

  Netting:                                   With respect to each Calculation
                                             Period, if a Net Payment Amount
                                             for such Calculation Period is owed
                                             by Party A, then such Net Payment
                                             Amount shall be paid by Party A to
                                             Party B on the Floating Amount
                                             Payer Payment Date and if a Net
                                             Payment Amount for such Calculation
                                             Period is owed by Party B, then
                                             such Net Payment Amount shall be
                                             paid by Party B to Party A on the
                                             Fixed Amount Payer Payment Date.


                Risk ID: 1143805L, 1143803L / Effort ID: 863730 /
                       Global Deal ID: 2423603, 2423623

                                  Page 3 of 6

                                             Where,

                                             Net Payment Amount shall mean, for
                                             a Calculation Period, the excess of
                                             the larger aggregate amount payable
                                             and currently owed by one party
                                             over the smaller aggregate amount
                                             payable and currently owed by the
                                             other party.

Miscellaneous:

  Calculation Agent:                         As stated in the Agreement.

  Office:                                    For the purposes of this
                                             Transaction, Party A is not a
                                             Multibranch Party, and the Office
                                             of Party B is its Head Office.

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.

Yours sincerely,                         Accepted and agreed to:

Lehman Brothers Special Financing Inc.   Countrywide Home Loans, Inc.

Anatoly Kozlov                           By: /s/ Brad Coburn
                                            -------------------------
Lehman Brothers Special Financing Inc.   Name: Brad Coburn
/s/ Anatoly Kozlov                       Title: Managing Director and
                                                Assistant Treasurer





                Risk ID: 1143805L, 1143803L / Effort ID: 863730 /
                       Global Deal ID: 2423603, 2423623

                                    Appendix A

Calculation Periods up to but excluding       Notional amount (USD):
the Payment Date scheduled to occur:

25 March, 2006                                 498,160,000.00
25 April, 2006                                 493,175,598.00
25 May, 2006                                   487,598,586.00
25 June, 2006                                  481,436,221.00
25 July, 2006                                  474,698,061.00
25 August, 2006                                467,395,972.00
25 September, 2006                             459,544,117.00
25 October, 2006                               451,367,265.00
25 November, 2006                              442,676,853.00
25 December, 2006                              433,788,156.00
25 January, 2007                               424,382,012.00
25 February, 2007                              414,480,160.00
25 March, 2007                                 404,110,921.00
25 April, 2007                                 393,557,724.00
25 May, 2007                                   382,637,696.00
25 June, 2007                                  371,382,861.00
25 July, 2007                                  359,934,943.00
25 August, 2007                                348,321,585.00
25 September, 2007                             336,696,706.00
25 October, 2007                               325,469,000.00
25 November, 2007                              314,645,375.00
25 December, 2007                              304,212,242.00
25 January, 2008                               294,156,478.00
25 February, 2008                              284,465,413.00
25 March, 2008                                 270,086,903.00
25 April, 2008                                 256,801,816.00
25 May, 2008                                   244,283,154.00
25 June, 2008                                  232,486,747.00
25 July, 2008                                  221,371,113.00
25 August, 2008                                210,897,298.00




                Risk ID: 1143805L, 1143803L / Effort ID: 863730 /
                       Global Deal ID: 2423603, 2423623

                                    Appendix A

Calculation Periods up to but excluding       Notional amount (USD):
the Payment Date scheduled to occur:

25 September, 2008                             203,929,345.00
25 October, 2008                               197,232,106.00
25 November, 2008                              190,799,406.00
25 December, 2008                              184,622,343.00
25 January, 2009                               178,692,336.00
25 February, 2009                              171,929,253.00
25 March, 2009                                 164,803,942.00
25 April, 2009                                 158,080,508.00
25 May, 2009                                   151,704,376.00
25 June, 2009                                  145,658,408.00
25 July, 2009                                  139,926,410.00
25 August, 2009                                135,159,389.00
25 September, 2009                             130,838,555.00
25 October, 2009                               126,693,913.00
25 November, 2009                              122,721,653.00
25 December, 2009                              118,916,175.00
25 January, 2010                               115,258,400.00
25 February, 2010                              111,733,377.00
25 March, 2010                                 108,278,568.00
25 April, 2010                                 104,853,326.00
25 May, 2010                                   101,569,871.00
25 June, 2010                                   98,423,612.00
25 July, 2010                                   95,403,743.00
25 August, 2010                                 92,493,867.00
25 September, 2010                              89,663,145.00
25 October, 2010                                86,935,324.00
25 November, 2010                               84,306,602.00
25 December, 2010                               81,769,784.00
25 January, 2011                                79,321,801.00
25 February, 2011                               76,959,513.00


                Risk ID: 1143805L, 1143803L / Effort ID: 863730 /
                       Global Deal ID: 2423603, 2423623